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                                 Loomis Sayles
                                     Funds
                                 Equity Funds

                  Supplement dated December April 4, 2000 to
                  Loomis Sayles Funds Equity Funds Prospectus
                            Dated February 1, 2000

     Effective immediately, Daniel J. Thelen, Vice President of Loomis Sayles, serves as co-portfolio manager of the Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1996, Mr. Thelen was a Manager at PricewaterhouseCoopers LLP since 1990. He manages the Fund with Joseph Gatz and Dawn Alston Paige, Vice Presidents of the Trust and of Loomis Sayles, who have managed the Fund since 2000.